UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company, Atlantic Technology Systems, Inc. (“ATS”) and Atlantic Technology Enterprises, Inc. (“ATE”) (collectively, “Atlantic”) and James Montagne, the sole shareholder of ATS, and James Montagne and Miriam Montagne as the sole shareholders of ATE (the “Shareholder”). Pursuant to the Agreement, the Company purchased from the Shareholder all of the outstanding shares of Atlantic, with ATE and ATS becoming wholly-owned subsidiaries of the Company. The aggregate purchase price for the Atlantic shares was 200,000 shares of the Company’s common stock, par value $0.00001, and $75,000 in cash. Furthermore, the Shareholder shall receive an additional 100,000 shares of the Company’s common stock based upon Atlantic achieving certain revenue and earnings thresholds and an additional $150,000 in cash upon the Company listing to a national exchange.

Atlantic offers solutions through a suite of products and services to small and medium sized businesses. Such suite of products and services include technology leadership, financial compliance, active directory management, server management, email management, antivirus service, firewall management, virtualization management, endpoint back-up, endpoint encryption and business continuity support. Atlantic is based in New Jersey.

The foregoing description does not purport to describe all of the terms and provisions of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the Shareholder described under Item 1.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement by and among Cerberus Cyber Sentinel Corporation, Atlantic Technology Systems, Inc., Atlantic Technology Enterprises, Inc., and James Montagne and Miriam Montagne as sole shareholders, dated October 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

October 7, 2021